                                                                   EXHIBIT 10.21


                       EMPLOYEE STOCK PURCHASE AGREEMENT
                       ---------------------------------


     This Employee Stock Purchase Agreement (this "Agreement") is made as of
                                                   ---------
September 16, 1999 by and between Millitech Corporation, a Massachusetts corporation (the "Company") and Mervyn FitzGerald ("Purchaser").
                  -------                           ---------

     WHEREAS, the Company desires to issue and Purchaser desires to purchase Common Stock of the Company on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, it is agreed between the parties as follows:

     1. Purchaser hereby agrees to purchase from the Company, and the Company agrees to sell to the Purchaser, 225,000 shares of its Common Stock for a purchase price of $1.25 per share, payable in accordance with the terms of a Promissory Note, dated as of September 16, 1999, from Purchaser to the Company a form of which is attached as Exhibit A. The closing hereunder shall occur at
                             ---------
the offices of the Company on the date of this Agreement or at such other time and place as the parties may mutually agree.

     2. All of the shares of the Company's Common Stock being purchased by Purchaser pursuant to this Agreement (hereinafter sometimes collectively referred to as the "Stock") shall be subject to the repurchase right (the
                    -----
"Repurchase Right") set forth in this Section 2.
 ----------------

          (a) If the Purchaser shall cease to be employed by the Company, then the Company may repurchase from Purchaser (or his personal representative, as the case may be) all non-vested Stock at the purchase price per share set forth in Section 1 (the "Repurchase Price") at any time within sixty (60) days after the date Purchaser ceases to be so employed. For the purposes of this Agreement, 45,000 shares of Stock shall be deemed vested as of the date of this Agreement and 45,000 shares of the Stock shall become vested each year on the anniversary date of this Agreement. Upon (i) the completion of a merger or consolidation of the Company with any other entity wherein the Company is not the surviving entity, (ii) the sale of substantially all of the Company's assets to another entity, or (iii) the sale or transfer of more than 50% of the outstanding capital stock of the Company to an unrelated person or group of persons acting collectively in one or a series of transactions, all non-vested Stock will be immediately vested. All vested Stock shall be subject to the First Refusal right set forth in Section 3.

          (b)  If the Purchaser:

               (i) files a voluntary petition under any bankruptcy or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors;

               (ii) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to his shares of stock and such involuntary petition or assignment or attachment is not discharged within 60 days after its date; or

               (iii) is required to transfer his shares of stock by operation of law (other than death of the Stockholder) or by order or decree of any court; or

               (iv)  shall die or become permanently disabled;

then the Company shall have the option, exercisable at any time during the period of sixty (60) days after receiving notice thereof, to purchase all or any portion of the non-vested Stock owned by the Purchaser (or his personal representative, as the case may be) for the Repurchase Price and upon the terms as set forth in Section 4. If within sixty (60) days after receipt of the notice, the Company does not elect to purchase all or any portion of the non-vested Stock then the Repurchase Right shall cease with respect to such shares. Failure of the Company to elect to purchase said shares under this Section shall not affect the right to purchase the same shares under Section 3(a) in the event of a proposed sale, assignment, transfer, exchange, pledge or other disposition by or to any receiver, petitioner, assignee, transferee or other person obtaining an interest in said shares.

          (c) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

     3. (a) Purchaser shall not sell or otherwise transfer any shares of Stock unless prior to any sale or other transfer thereof, Purchaser (or his personal representative, as the case may be) shall provide the Company with written notice, in the manner provided in Section 12, describing the number of shares of Stock intended to be sold or transferred, the price and the general terms of the proposed sale or transfer.

          (b) The Company shall have the right (the "First Refusal Right") at any time within sixty (60) days after the notice required by Section 3(a) to purchase from Purchaser (or his personal representative, as the case may be) up to but not exceeding the number of shares of the Stock specified in, and at the price (the "First Refusal Price") and upon the general terms specified in such notice.

          (c) If the First Refusal Right is not exercised with respect to some or all the shares of the Stock specified in the notice required by Section 3(a), then for a period of 120 days, Purchaser (or his personal representative, as the case may be) shall be free to sell, or otherwise transfer up to but not exceeding the number of shares of the Stock specified in the notice required by
Section 3(a), minus the number of shares of the Stock with respect to which the First Refusal Right was exercised, at a price and upon general terms no more favorable to purchasers or transferees thereof than specified in the notice required by Section 3(a).

          (d) In the event that any shares of the Stock which are free to be sold or otherwise transferred under the terms of Section 3(c) are not sold or otherwise transferred within said 120-day period, such shares of the Stock shall again be subject to the First Refusal Right and Purchaser (or his personal representative, as the case may be) shall comply with all the provisions of this Section 3 prior to selling or otherwise transferring any such shares of the Stock.

          (e) Failure to exercise the First Refusal Right with respect to any shares of the Stock shall not constitute a waiver of the First Refusal Right with respect to any other shares of the Stock.

          (f) The First Refusal Right shall continue after the death or termination of the employment of Purchaser with the Company for any reason, or no reason, and shall terminate only upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock of the Company to the public at a public offering price of not less than $4.50 per share (as adjusted for stock splits, stock dividends, distributions or subdivisions) and resulting in gross proceeds to the Company of not less than Fifteen Million Dollars ($15,000,000).

     4. The Repurchase Right and the First Refusal Right shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 12. The Repurchase Price and the First Refusal Price shall be payable first in cancellation of all or a portion of any outstanding indebtedness and interest thereon of Purchaser to the Company represented by the Note and then in cash (by check) or both.

     5.   The Company may assign its rights under Sections 2 and 3.

     6. If, from time to time during the term of the Repurchase Right or the First Refusal Right:

          (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

          (b) There is any consolidation or merger where the Company is the survivor unless such consolidation or merger is with a publicly-owned corporation and the aggregate market value of the securities or other property the stockholders of the Company receive is in excess of Fifteen Million Dollars ($15,000,000)].

then, in such event, any and all new, substituted or additional securities or other property (other than cash) to which Purchaser is entitled by reason of his ownership of Stock shall be immediately subject to the Repurchase Right or the First Refusal Right, as the case may be, and be included in the word "Stock" for all purposes of the Repurchase Right and the First Refusal Right with the same force and effect as the shares of Stock subject to the Repurchase Right and the First Refusal Right under the terms of Sections 2 and 3. While the total Repurchase Price shall remain the same after each such event, the Repurchase Price per share of Stock upon exercise of the Repurchase Right shall be appropriately adjusted. Stock acquired as provided in clauses (a) or (b) above shall be deemed to have been acquired at the time of acquisition of the Stock on which such Stock was distributed.

     7. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

          (a) "Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to a repurchase right and a first refusal right contained in a certain agreement between the record holder hereof and the corporation, a copy of which will be mailed to any holder of this certificate without charge within 5 days of receipt by the corporation of a written request therefor."

          (b) Any legend required to be placed thereon by federal or state securities laws.

     8. Purchaser acknowledges that Purchaser is aware that the Stock to be issued to him by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended. In this connection, Purchaser warrants and represents to the Company as follows:

          (a) Purchaser is purchasing the Stock solely for Purchaser's own account for investment and not with a view to or for sale or distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof. Purchaser also represents that the entire legal and beneficial interest of the Stock Purchaser is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

          (b) Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers and that Purchaser has heretofore received all such information as Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock of the Company and Purchaser further represents and warrants that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

          (c) Purchaser realizes that the purchase of the Stock will be a highly speculative investment and that Purchaser is able, without impairing Purchaser's financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on the investment.

          (d)  The Company has disclosed to Purchaser in writing:

               (i) the sale of the Stock which it is purchasing has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Stock must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

               (ii) the share certificate representing the Stock will be stamped with the legends restricting transfer specified in this Agreement between the Company and the Purchaser; and

               (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (e) Purchaser understands that the Stock are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of sale of the Stock to Purchaser, and even then will not be available unless (i) a public trading market then exists for the Stock of the Company, (ii) adequate current public information concerning the Company is then available to the public, (iii) Purchaser has been the beneficial owner and Purchaser has paid the full purchase price for the Stock at least one year prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made by it only in limited amounts in accordance with such terms and conditions, as amended from time to time.

          (f) Without in any way limiting its representations set forth above, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Stock which Purchaser is purchasing unless and until:

               (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

               (ii) (A) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) Purchaser shall have furnished the Company with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised Purchaser of such concurrence.

     9. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. In the event of a sale of Stock by Purchaser pursuant to Section 3(c), Purchaser shall furnish to the Company proof that such sale was made in compliance with the provisions of Section 3(c) as to price and general terms of such sale.

     10. Subject to the provisions of this Agreement, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Stock.

     11. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

[In addition, Purchaser shall execute and deliver to the Company the Stock Assignment Separate from Certificate attached as Exhibit B and the Joint Escrow
                                                 ---------
Instructions attached as Exhibit C.]
                         ---------

     12. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by certified mail with postage and fees prepaid, addressed to the other party at his address hereinafter shown below his signature or at such other address as such party may designate by ten days' advance written notice to the other party.

     13. This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon Purchaser and its heirs, executors, administrators, successors and assigns.

     14. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Massachusetts.

     15. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.


                                   MILLITECH CORPORATION


                                   /s/ John L. Youngblood
                                   --------------------------------
                                   By:   John L. Youngblood
                                   Title: President

                                   PURCHASER:


                                   /s/ Mervyn FitzGerald
                                   --------------------------------
                                   Mervin Fitzgerald

                                   Address:

                                   6934 Rocky Top Circle
                                   Dallas, TX 75252

                                   EXHIBIT A
                                      TO
                       EMPLOYEE STOCK PURCHASE AGREEMENT

                                   TERM NOTE

$281,250
                                              South Deerfield, Mass.
                                              September 16, 1999


     FOR VALUE RECEIVED, Mervyn FitzGerald, of 6934 Rocky Top Circle, Dallas, TX (the "Borrower") promises to pay to the order of Millitech Corporation, a Massachusetts corporation having its principal place of business at South Deerfield, Massachusetts (the "Company"), or order, at the Company's offices, the principal sum of Two Hundred Eighty-One Thousand Two Hundred Fifty and 00/100 DOLLARS ($281,250), in lawful money of the United States of America, with interest on the unpaid balance hereof at the rates and in the manner hereafter provided.

     The unpaid principal of this Note from time to time outstanding shall bear interest, payable annually in arrears, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at a rate per annum equal to 6.25%.

     Commencing on September 15, 2000 and continuing on the same day of each succeeding year thereafter, the Borrower agrees to pay interest on this Note. The entire indebtedness evidenced by this Note, if not earlier paid, shall be due and payable on September 15, 2009.

     The occurrence of any one or more of the following events is an Event of Default under this Note:

          (a) Failure of the Borrower to pay, perform or observe any of its obligations contained in (i) this Note, or (ii) the Employee Stock Purchase Agreement dated as of the date of this Note (the "Agreement"), or (iii) any other document delivered to the Company in connection with this Note; or

          (c) The death of the Borrower or the involvement of the Borrower in any financial difficulties as evidenced by

              (i) his insolvency within the meaning of the Massachusetts Uniform Commercial Code; or
              (ii)  an assignment for the benefit of his creditors; or
              (iii) the appointment of a receiver, trustee, custodian,
                    liquidator or conservator of his assets not vacated or set aside within sixty (60) days; or
              (iv) the commencement by him of proceedings under any federal or state law relating to bankruptcy, insolvency or relief of debtors; or
               (v) the commencement against him of proceedings under any federal or state law relating to bankruptcy, insolvency or relief of debtors if the proceedings are not dismissed within sixty (60) days after the date on which commenced.

     If an Event of Default occurs the Company may, to the extent permitted by law and without notice to the Borrower, declare the unpaid principal balance and accrued interest to be due immediately without notice, presentment, demand, protest or other notice of dishonor of any kind, all of which are expressly waived. If the Company declares the unpaid principal balance and accrued interest to be due the Company shall accept tender of any un-vested Stock as payment at the rate of $1.25 per share. The Borrower agrees to pay all reasonable costs, including but not limited to attorneys' fees, incurred by the Company in connection with collecting or enforcing any obligation of the Borrower to the Company. No course of dealing by the Company and no delay in exercising any right under this Note will operate as a waiver by the Company of its rights, and a waiver of a right on one occasion may not be construed as a waiver of the right on a future occasion.

     While no Event of Default exists each payment under this Note will be applied first to interest then due and then to principal. When an Event of Default exists any payments will be applied to interest and/or principal as determined by the Company in its discretion. The Borrower may, at any time and without penalty, prepay any part or all of the unpaid principal balance of this
Note in multiples of $1,000.00.

     Whenever any installment of principal or interest due under this Note shall not be paid within ten (10) days of its due date, the Borrower shall pay in addition thereto as a late charge, five percent (5%) of the amount of such installment.

     Any deposits or other sums at any time credited by or due from the Company to the Borrower, any endorser or guarantor hereof, may at all times be held and treated as collateral for the payment of this Note and any and all other liabilities (direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, now existing or hereafter arising) of any such maker to the Company. The Company may apply or set-off such deposits or other sums against such liabilities at any time.

     The Borrower and each guarantor, endorser or other person now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, severally agrees, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and consents, on one or more occasions, without notice or further assent (a) to the substitution, exchange or release of the collateral, if any, securing this Note or any part thereof at any time, (b) to the acceptance or release by the holder or holders hereof at any time of any additional collateral or security for or other guarantors of this Note, (c) to the modification or amendment, at any time and from time to time, of this Note, the Agreement or any instrument securing this Note at the request of any person liable hereon, (d) to the granting by the holder hereof of any extension of the time for the performance of the agreements, covenants and conditions contained in this Note, the Agreement or any other instrument securing this Note, at the request of any person liable hereon, and (e) to any and all forbearances and indulgences whatsoever. Such consent shall not alter nor diminish the liability of any person.

     The Borrower agrees to pay all reasonable expenses or costs, including attorneys' fees and costs of collection, which may be incurred by the Company in connection with the enforcement of any obligations hereunder or representation with respect to bankruptcy or insolvency proceedings.

     This Note is issued under and pursuant to the Agreement to which Agreement reference is hereby made for a statement of such terms and the respective rights of the Borrower and the holder of this Note, which Agreement is incorporated herein by reference thereto.

     The Borrower agrees that the proceeds (net of 3/rd/ party commissions) from the sale of the Stock subject to the Agreement will be applied to reduce the principal of this Note.

     Executed as a sealed instrument as of the 16th day of September, 1999.



/s/ [ILLEGIBLE]                       /s/ Mervyn FitzGerald
------------------                    -------------------------
Witness                               Mervyn FitzGerald

                                   EXHIBIT B
                                      TO
                       EMPLOYEE STOCK PURCHASE AGREEMENT
                       ---------------------------------

                  STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
                  ------------------------------------------


     FOR VALUE RECEIVED Mervyn FitzGerald hereby sells, assigns and transfers unto _____________________________ (______) shares of Common Stock of Millitech
Corporation, a Massachusetts corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. 217, and does hereby irrevocably constitute and appoint David L. Renauld, Clerk of Millitech Corporation, or his duly elected successor, attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.


Dated:

                       Signature: /s/ Mervyn FitzGerald
                                  ----------------------------
                                  Mervyn FitzGerald

                                   EXHIBIT C
                                      TO
                       EMPLOYEE STOCK PURCHASE AGREEMENT
                       ---------------------------------


                           JOINT ESCROW INSTRUCTIONS
                           -------------------------



                                          September 16, 1999


David L. Renauld, Clerk
Millitech Corporation
South Deerfield Research Park
P. O. Box 209
South Deerfield, MA 01373

Dear Sirs:

     As Escrow Agent for both Millitech Corporation, a Massachusetts corporation (the "Corporation"), and Mervyn Fitzgerald ("Buyer"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Employee Stock Purchase Agreement (including the Note attached thereto as Exhibit A) (the "Agreement"), dated as of September, 1999, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

     1. In the event the Corporation and/or any assignee of the Corporation (referred to collectively for convenience as the "Corporation") shall elect to exercise the Repurchase Right or the First Refusal Right set forth in the Agreement, the Corporation shall give to Buyer and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing thereunder at the principal office of the Corporation. Buyer and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignment necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred to the Corporation against the simultaneous delivery to you of the purchase price (by check) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Right or the First Refusal Right.

     3. In the event of a sale of stock by Buyer in compliance with the provisions of the Agreement permitting such sale upon failure of the Corporation to exercise the First Refusal Right with respect to such stock, the Corporation and the Buyer shall give you written notice stating that satisfactory arrangements have been made for application of the proceeds of such sale pursuant to the Agreement and authorizing you to deliver the number of shares of stock being transferred, together with the certificate evidencing the shares of stock being transferred, in accordance with the terms of such written notice.

     4. Buyer irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as referred to in the Agreement. Buyer does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction contemplated in this Agreement, including but not limited to any appropriate filing with state securities officials. Subject to the provisions of this Section 4, Buyer shall exercise all rights and privileges of a shareholder of the Corporation while the stock is held by you.

     5. This escrow shall terminate upon termination of the Agreement in accordance with the provisions of the Agreement or upon exercise in full of the Repurchase Right or the First Refusal Right.

     6. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Buyer, you shall deliver all of same to Buyer and shall be discharged of all further obligations hereunder.

     7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties.

     8. You shall be obligated only for the performance of such duties as are specifically set forth in this Agreement and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Buyer while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, without jurisdiction.

     10. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     11. You shall not be liable for the limiting of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Clerk of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint your successor as Clerk of the Corporation as successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions, the necessary parties shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties.

     CORPORATION:        Millitech Corporation
                         South Deerfield Research Park
                         P. O. Box 209
                         South Deerfield, MA 01373
                         Attention: John L. Youngblood, President

     BUYER:              Mervyn FitzGerald
                         6934 Rocky Top Circle
                         Dallas, TX 75252

     ESCROW AGENT:       Clerk
                         David L. Renauld
                         Mirick, O'Connell, DeMallie & Lougee, llp
                         100 Front Street
                         Worcester, MA 01608-1477

     16. By signing these Joint Escrow Instructions, you become a party only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, you may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor.

     18. This instrument shall be binding upon and inure to the benefit of the parties, and their respective successors and permitted assigns.

                                   Very truly yours,

                                   MILLITECH CORPORATION


                                   /s/ John L. Youngblood
                                   -----------------------------
                                   By:  John L. Youngblood
                                   Title:  President


                                   BUYER


                                   /s/ Mervyn FitzGerald
                                   -----------------------------
                                   Mervyn FitzGerald


                                   ESCROW AGENT


                                   /s/ David L. Renauld
                                   -----------------------------
                                   David L. Renauld, Clerk
                                   Millitech Corporation